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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 21, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19557                   36-3777824
----------------------------        --------------         --------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


                1955 W. Field Court, Lake Forest, Illinois  60045
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                           --------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

         Salton Inc. today announced that the New York Stock Exchange has notified the Company that it has accepted Salton's proposed plan for continued listing on the NYSE.

         As a result of the acceptance, Salton's common stock will continue to be listed on the NYSE pending quarterly reviews by the NYSE's Listing and Compliance Committee during an 18 month period (which started on May 19, 2006) to ensure compliance with the goals and initiatives outlined in the plan. Salton previously announced that the NYSE notified it that it was considered "below criteria" because its total average market capitalization over a consecutive 30-day trading period and its stockholders' equity were each less than $75 million.

         Failure to achieve the plan's financial or operational goals could result in Salton being subject to NYSE trading suspension and delisting.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. On August 21, 2006, Salton issued a press release announcing that the NYSE had accepted Salton's proposed plan for continued listing on the NYSE. A copy of the press release is attached as Exhibit 99.1 to this report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        -------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director


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                                  EXHIBIT INDEX


EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------

 99.1          Salton, Inc. Press Release dated August 21, 2006